Investor Presentation First Quarter 2017 Exhibit 99.1

2 This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not based on historical or current facts, but rather on our current beliefs, expectations, assumptions and projections about our business, the economy and other future conditions. Forward-looking statements often include words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ “could,” “should,” and other similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including cost or difficulties related to the integration of acquired companies; (v) the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Forward-looking statements are meaningful only on the date when such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date on which a forward-looking statement is made. Forward Looking Statement Disclosure

3 About First Financial Bancorp Strategic Direction Recent Financial Results Presentation Contents

4 Company Overview NASDAQ: FFBC Overview Founded: 1863 Headquarters: Cincinnati, Ohio Banking Centers: 103 Assets: $8.5 billion Loans: $5.8 billion Deposits: $6.5 billion Wealth Mgmt: $2.5 billion AUM Lines of Business Commercial / Private Banking C&I, O-CRE, ABL, Equipment Finance, Treasury, Wealth Management Retail Banking Consumer, Mortgage, Small Business Investment Commercial Real Estate Commercial Finance Quick Service Restaurant, Insurance Agency Finance $ in millions except “per share” and where otherwise noted in the presentation www.bankatfirst.com $27.45 $28.45 $21.84 $19.45 $18.18 2.48% 2.25% 2.93% 3.29% 3.52% 1Q174Q163Q162Q161Q16 Share Price Dividend Yield

Central OH Loans $1.0 billion Loan Growth (Y-o-Y) 18.3% Deposits $0.4 billion Deposit Market Share #16 (0.7%) Banking Centers 6 Fortune 500 Companies 4 5 Our Markets Indianapolis Loans $0.4 billion Loan Growth (Y-o-Y) (0.8%) Deposits $0.6 billion Deposit Market Share #14 (1.2%) Banking Centers 8 Fortune 500 Companies 3 Community Markets Loans $1.2 billion Loan Growth (Y-o-Y) (0.3%) Deposits $2.8 billion Banking Centers 38 Greater Cincinnati Loans $2.0 billion Loan Growth (Y-o-Y) 7.1% Deposits $2.5 billion Deposit Market Share #6 (2.1%) Banking Centers 51 Fortune 500 Companies 9

Proven Acquirer Two FDIC-assisted acquisitions totaling $2.5 billion in assets & generating a $343 million pre- tax bargain purchase gain (2009) Two branch acquisitions of 38 offices in Indiana & Ohio (2011) Three banks in Columbus, Ohio totaling $727 million in assets (2014) Oak Street Funding, specialty lender focused on the insurance industry, $243 million in assets (2015) Effective Operator 106 consecutive quarters of profitability through 1Q 2017 Replaced the runoff of ~ $2 billion of high yield covered loans Consolidated 78 banking centers in conjunction with efficiency efforts since 2009 Developed robust enterprise risk management & compliance programs, with board risk committee since 2010 6 Through the Cycle

Product expansions (since 2009) Specialty lending (~ $1.2 billion across Franchise, Oak Street, ABL, and Equipment Finance) Mobile banking & other technology enhancements for clients Re-entry into mortgage business (2010) 2016 originations of $318 million Wealth infrastructure improvements Investment model Real estate management, tax & insurance outsourcing Significant technology & infrastructure investments Continued expansion of risk management & compliance 7 Investments in our Business Mortgage Origination Platform Talent & Finance ERP Platform Enterprise data management Commercial & Consumer CRM

Proven & sustainable business model Well managed through the cycle Conservative operating philosophy Consistent profitability – 106 consecutive quarters Robust capital management Prudent steward of shareholders’ capital Strong asset quality Well defined M&A strategy Selective markets, products & asset diversification Direct linkage between compensation and performance Short/long term incentive plans, management stock ownership targets 8 Invest with First Financial

9 1 – includes dividend reinvestment 2 – peer group includes KBW regional bank index peers Invest with First Financial Total Shareholder Return1,2 266% 99% 122% 59% -3% 90% 117% 105% 40% -4% 149% 170% 129% 54% -1% -30% 20% 70% 120% 170% 220% 270% 320% 10 Year 7 Year 5 Year 3 Year 2017 YTD FFBC KBW Peer Median KBW Peer Top Quartile

10 About First Financial Bancorp Strategic Direction Recent Financial Results

11 Operational Excellence • Focus on cost, efficiency & volume Client Intimacy • Strong client focus • Relationship driven Product Leadership • Develop new products, new markets & new techniques What does First Financial stand for? Strategic Overview

Our strategy is to be the Premier Business Bank in the markets we serve “Bank the business, bank the owner & bank the employees.” Rationale: Our value proposition – relationship banking & sophisticated solutions – resonates with and is desired by small / mid-size businesses Alignment with our competitive advantage By expanding relationships with our business clients, we can efficiently grow all areas of the bank – Consumer, Wealth & Business Banking 12 Premier Business Bank Our Strategy

13 Connecting Strategy to Execution 13

14 Strategic Priorities Deliver top quartile shareholder returns Deploy capital in an opportunistic & risk-appropriate manner Invest in innovative solutions that enable our clients to bank with us on their terms Promote leadership & development within our communities Proactively develop leadership talent across the organization Achieve best-in-class compliance & risk management programs Remain vigilant in our credit philosophy & oversight Focused growth efforts in metropolitan markets Maintain process improvement & expense management discipline Plan & prepare for the $10 billion asset threshold Pace – 3 to 5 years organic Preparation – DFAST, risk, compliance, data management

15 About First Financial Bancorp Strategic Direction Recent Financial Results

16 1Q 2017 Highlights – 106th Consecutive Quarter of Profitability Total assets increased $93.2 million, to $8.5 billion, or 4.5% annualized, compared to the linked quarter. EOP loans declined $3.4 million, or 0.2% annualized, compared to the linked quarter. EOP deposits increased $4.1 million, or 0.3% annualized, compared to the linked quarter. EOP investment securities increased $147.7 million compared to the linked quarter. Balance Sheet Profitability Asset Quality Net Interest Income & Net Interest Margin Income Statement Capital Noninterest income = $17.4 million. Noninterest expense = $51.0 million. Efficiency ratio = 59.2%. Effective tax rate of 30.0%, including $1.1 million adjustment related to stock compensation. Net interest income = $68.9 million, a $1.2 million decrease compared to the linked quarter. Net interest margin of 3.63% on a GAAP basis; decreased 1 bp to 3.70% on a fully tax equivalent basis. Average earning assets grew 3.5% on an annualized basis. Net income = $24.4 million or $0.39 per diluted share. Return on average assets = 1.18%. Return on average shareholders’ equity = 11.36%. Return on average tangible common equity = 14.98%. Provision expense = $0.4 million. Net charge offs = $2.0 million. NCOs / Avg. Loans = 0.14% annualized. Nonperforming Loans / Total Loans = 1.10%. Nonperforming Assets / Total Assets = 0.80%. ALLL / Nonaccrual Loans = 169.85%. ALLL / Total Loans = 0.98%. Classified Assets/Total Assets = 1.34%. NPL / NPA increase primarily driven by two relationship downgrades; management believes both relationships are well secured. Total capital ratio = 13.19%. Tier 1 capital ratio = 10.59%. Tangible common equity ratio = 8.05%. Tangible book value per share = $10.78.

17 Strategy & Outlook Focus remains on organic growth & executing our core strategy: 1. Growing loans at risk-appropriate returns Strong organic growth opportunities resulting from the mix of markets, products & businesses built over the last five years Full year 2017 loan growth expected to be in the mid single digits on a percentage basis Stable net interest margin outlook in the near term, with margin expanding 2 – 3 bps assuming consistent production mix and loan fees 2. Growing core deposits to fund loan growth & generate fee income Ever-present focus on growing low cost, core deposits Continued proactive balance sheet management to support organic growth 3. Growing noninterest income to help build & diversify revenue Strategies focused on product pricing, governance & client penetration 4. Maintaining our focus on efficiency & diligent expense management Noninterest expense base expected to grow approximately 2 - 3% Full year 2017 effective tax rate of approximately 31.5 – 32.5% 5. Remaining vigilant in our credit oversight

18 Profitability Net Income & EPS Return on Average Assets Return on Tangible Common Equity All dollars shown in millions, except per share data $661 $653 $645 $626 $610 14.98% 14.19% 14.08% 14.49% 13.06% 1Q174Q163Q162Q161Q16 Average Tangible Equity ROATCE $8,409 $8,360 $8,322 $8,204 $8,119 1.18% 1.11% 1.09% 1.11% 0.98% 1Q174Q163Q162Q161Q16 Average Assets ROAA $24.4 $23.3 $22.9 $22.6 $19.8 $0.39 $0.38 $0.37 $0.36 $0.32 1Q174Q163Q162Q161Q16 Net Income EPS - diluted

19 Net Interest Income / Net Interest Margin 1 Gross loans include loans held for sale & FDIC indemnification asset All dollars shown in millions Net Interest Income Average Loans Average Securities Average Deposits 23% 24% 23% 23% 23% 23% 23% 23% 24% 23% 35% 32% 33% 32% 32% 19% 21% 21% 21% 23% $6,442 $6,557 $6,201 $6,309 $6,136 0.44% 0.37% 0.36% 0.35% 0.36% 1Q174Q163Q162Q161Q16 Avg NIB Demand Avg IB Demand Avg Savings Avg Time Cost of Deposits $1,907 $1,817 $1,811 $1,870 $1,939 2.76% 2.58% 2.50% 2.54% 2.59% 1Q174Q163Q162Q161Q16 Average Investment Securities Investment Securities Yield $5,748 $5,794 $5,758 $5,584 $5,435 4.64% 4.57% 4.54% 4.55% 4.59% 1Q174Q163Q162Q161Q16 Gross Loans Loan Yield 1 $68.9 $70.2 $68.8 $67.1 $66.6 3.70% 3.71% 3.66% 3.67% 3.68% 1Q174Q163Q162Q161Q16 Net Interest Income Net Interest Margin (FTE)

20 Interest Rate Sensitivity Loan Portfolio – Floating Loan Growth (1) Sensitivity Trend (Up100, Up200) (3) 24% Y-o-Y growth in floating rate lending (1) 18% Y-o-Y growth in client derivatives (2) % of loans repricing: <=3 months 60% Securities portfolio duration – 3.2 years +100 scenario 3.9 years +200 scenario 4.1 years Non-maturity, interest bearing accounts modeled to increase 68 bps in an “Up 100” scenario (1) As defined by EOP loans repricing in three months or less. (2) As defined by client derivative notional balances. (3) Immediate parallel shifts across a 12 month horizon $2,811 $3,179 $3,334 $3,368 $3,480 51% 56% 57% 58% 60% 1Q16 2Q16 3Q16 4Q16 1Q17 Floating % of Gross Loans $0.005 $0.018 $0.027 $0.020 $0.051 $0.038 $0.071 $0.100 $0.089 $0.108 0.16% 0.62% 0.89% 0.67% 1.64% 1.28% 2.42% 3.27% 2.96% 3.44% 1Q16 2Q16 3Q16 4Q16 1Q17 Up100 Up200 Up100 Up200 EPS Impact Sensitivity

21 Noninterest Income Noninterest Income 1Q17 Highlights * Includes net gain on sale of investment securities & other noninterest income. All dollars shown in millions Total noninterest income increased $0.4 million, or 2.5% from the linked quarter; $1.9 million, or 11.9%, from prior year Deposit service charge income decreased $0.4 million, or 7.9%, from the linked quarter; increased $0.3 million, or 6.0%, from prior year Bankcard income was unchanged from the linked quarter; increased $0.3 million, or 8.8%, from prior year Client derivative income increased $0.6 million from the linked quarter; unchanged from prior year Gains from sales of mortgage loans decreased $0.5 million from the linked quarter; unchanged from prior year Gains on sales of investment securities of $0.5 million during the first quarter 2017 27% 30% 30% 22% 28% 22% 19% 19% 16% 22% 18% 19% 18% 15% 19% 7% 10% 12% 9% 8% 6% 3% 7% 9% 7% 20% 20% 14% 28% 16% $17.4 $16.9 $16.9 $20.2 $15.5 1Q174Q163Q162Q161Q16 Service Charges Wealth Mgmt Bankcard Gains from sales of loans Client derivatives Other *

22 Noninterest Expense Noninterest Expense 1Q17 Highlights Efficiency Ratio All dollars shown in millions Total noninterest expense increased $0.9 million, or 1.8%, from the linked quarter; $0.3 million from prior year Salary & benefits expense increased $0.6 million, or 2.0%, from the linked quarter; $2.1 million, or 7.2% from prior year OREO gains decreased $1.0 million from the linked quarter; $0.2 million from prior year State intangible taxes increased $0.6 million from the linked quarter; $0.1 million from prior year Other noninterest expense decreased $0.6 million, or 11.0%, from the linked quarter; $1.1 million, or 17.8%, from prior year 62% 62% 63% 60% 58% 38% 38% 37% 40% 42% $51.0 $50.2 $51.1 $49.4 $50.7 1,424 1,420 1,402 1,403 1,390 1Q174Q163Q162Q161Q16 Personnel Non-Personnel FTE $51.0 $50.2 $51.1 $49.4 $50.7 59.2% 57.6% 59.6% 56.6% 61.8% 1Q174Q163Q162Q161Q16 NIE Efficiency Ratio

23 Loan Portfolio Loan Product Mix (EOP) Net Loan Change (Linked Quarter) * Includes residential mortgage, home equity, installment, & credit card loans. All dollars shown in millions Highlights -$6.5 -$18.7 -$6.3 -$10.6 $53.2 -$14.4 Commercial & Leasing Owner Occupied CRE Owner Occupied Construction Investor CRE Investor Construction Consumer Lending* Portfolio remains well-balanced 1Q17 impacted by: slower business activity elevated payoffs tied to high purchase multiples continued focus on profitability and limiting credit concentrations Investor construction growth primarily from funding of prior period originations 32% 33% 32% 33% 34% 13% 13% 14% 14% 14% 29% 29% 29% 28% 27% 8% 7% 7% 7% 6% 18% 18% 18% 19% 19% $5,754 $5,757 $5,790 $5,701 $5,505 1Q174Q163Q162Q161Q16 Commercial & Leasing Owner Occupied CRE Investor CRE Construction Consumer Lending*

24 Loan Portfolio Loan Portfolio By Geography 1 Average Loan Size & Rate 2 Nationwide Lending Platforms 1 Includes loans held for sale. Excludes purchase accounting loan marks. 2 Average loan balances in $000s, rate represents weighted average coupon & does not include loan fees 3 Includes Oak Street, Franchise, shared national credits & other loans outside Ohio, Indiana, & Kentucky. $364 6% $501 9% $4,889 85% Oak Street Franchise All Other Loans $2,834 49% $1,448 25% $213 4% $1,279 22% Ohio Indiana Kentucky National Business 3 $370 $403 $694 $957 $480 $114 $32 4.0% 4.0% 3.8% 5.2% 7.4% 4.0% 4.4% C&I* OOCRE* ICRE* Franchise Oak Street Mortgage Home Equity Average Balance Weighted Average Rate * Ex.Franchise & OSF

25 Loan Portfolio C&I Loans By Industry 1 CRE Loans By Collateral 2 1 Industry types included in Other representing greater than 1% of total C&I loans include Agriculture, Public Administration, Other Services, Retail Trade, Waste Management, Educational Services, and Arts. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Student Housing, Manufacturing Facility, Nursing/Assisted Living, Vacant Land Held for Development, Strip Center, Recreation Facility, Church, Real Estate IUB Other, School/Education, and Convenience Store. Accommodation and Food Services 23% Finance and Insurance 22% Manufacturing 14% Wholesale Trade 8% Real Estate and Rental and Leasing 5% Professional, Scientific, and Technical Services 5% Health Care and Social Assistance 5% Construction 3% Other 15% Total C&I Loans: $1.8B Retail 17% Residential, Multi Family 5+ 15% Office 12% Restaurant 6% Residential, 1-4 Family 6% Hotel/Motel 5% Warehouse 5% Industrial Facility 5% Medical Office 4% Farmland 3% All others 22% Total CRE Loans: $2.8B

26 Investment Portfolio Total EOP investments of $2.0 billion Investment Portfolio / Total Assets = 23.5% Effective yield earned during first quarter = 2.76% Portfolio duration = 3.2 years Portfolio Composition Portfolio Quality Agency CMOs 18% Commercial MBS 21% Asset-backed securities 17% Agency Pass-through Securities 15% Municipal Securities 9% Non-Agency CMOs 4% Regulatory stock 3% Corporate securities 3% Non-Agency Pass- through Securities 7% U.S. Government Agency Debt 2% Other 1% U.S. Government Debt 0% Agency, 59.9% AAA, 17.1% BBB, 4.0% A, 2.8% FRB/FHLB Stock, 2.5% AA+, 2.5% AA-, 2.5% NR, 1.9% AA, 1.9% BBB+, 1.6% Other, 3.2%

27 Asset Quality Nonperforming Assets / Total Assets Classified Assets / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense All dollars shown in millions $68.4 $54.3 $58.0 $59.6 $64.1 0.80% 0.64% 0.69% 0.72% 0.78% 1Q174Q163Q162Q161Q16 NPAs NPAs / Total Assets $56.3 $58.0 $57.6 $56.7 $53.7 0.98% 1.01% 1.00% 0.99% 0.98% 1Q174Q163Q162Q161Q16 Allowance for Loan Losses ALLL / Total Loans $114.6 $125.2 $142.2 $143.3 $133.9 1.34% 1.48% 1.70% 1.72% 1.63% 1Q174Q163Q162Q161Q16 Classified Assets Classified Assets / Total Assets $2.0 $2.4 $0.8 $1.1 $1.3 $0.4 $2.8 $1.7 $4.0 $1.7 0.14% 0.17% 0.05% 0.08% 0.10% 1Q174Q163Q162Q161Q16 NCOs Provision Expense NCOs / Average Loans

28 Capital Tier 1 Common Equity Tangible Book Value Total Capital Tangible Common Equity All capital numbers are considered preliminary All dollars shown in millions $669.7 $654.6 $650.2 $635.5 $615.1 $10.78 $10.56 $10.50 $10.26 $9.94 1Q174Q163Q162Q161Q16 Tangible Book Value Tangible Book Value per Share $892.2 $881.2 $865.2 $849.3 $831.9 13.19% 13.10% 12.82% 12.70% 12.84% 12.50% 1Q174Q163Q162Q161Q16 Total Capital Total Capital Ratio Target $716.7 $703.9 $688.4 $673.3 $658.0 10.59% 10.46% 10.20% 10.07% 10.16% 10.50% 1Q174Q163Q162Q161Q16 Tier 1 Common Equity Tier 1 Common Ratio Target $669.7 $654.6 $650.2 $635.5 $615.1 8.05% 7.96% 7.97% 7.85% 7.71% 1Q174Q163Q162Q161Q16 Tangible Book Value Tangible Common Ratio

29 Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, 2017 2016 2016 2016 2016 Net interest income 68,932$ 70,166$ 68,818$ 67,132$ 66,555$ Tax equivalent adjustment 1,225 1,077 1,028 1,058 1,052 Net interest income - tax equivalent 70,157$ 71,243$ 69,846$ 68,190$ 67,607$ Average earning assets 7,695,717$ 7,630,148$ 7,591,160$ 7,475,711$ 7,398,013$ Net interest margin* 3.63% 3.66% 3.61% 3.61% 3.62 % Net interest margin (fully tax equivalent)* 3.70% 3.71% 3.66% 3.67% 3.68 % Three months ended * Margins are calculated using net interest income annualized divided by average earning assets. The earnings press release and accompanying presentation include certain non-GAAP ratios, such as net interest income-tax equivalent. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	June 30, 2016	Mar. 31, 2016
Net income (a)	$24,414	$23,294	$22,850	$22,568	$19,814
Average total shareholders' equity	871,215	863,509	856,296	837,412	821,588
Less:					
Goodwill and other intangibles	(210,324)	(210,625)	(210,888)	(211,199)	(211,533)
Average tangible equity (b)	660,891	652,884	645,408	626,213	610,055
Total shareholders' equity	880,065	865,224	861,137	846,723	826,587
Less:					
Goodwill and other intangibles	(210,324)	(210,625)	(210,888)	(211,199)	(211,533)
Ending tangible equity (c)	669,741	654,599	650,249	635,524	615,054
Total assets	8,531,170	8,437,967	8,368,481	8,310,102	8,193,554
Less:					
Goodwill and other intangibles	(210,324)	(210,625)	(210,888)	(211,199)	(211,533)
Ending tangible assets (d)	8,320,846	8,227,342	8,157,593	8,098,903	7,982,021
Risk-weighted assets (e)	6,765,336	6,728,737	6,750,749	6,685,158	6,478,716
Total average assets	8,409,071	8,359,912	8,322,156	8,203,837	8,118,945
Less:					
Goodwill and other intangibles	(210,324)	(210,625)	(210,888)	(211,199)	(211,533)
Average tangible assets (f)	$8,198,747	$8,149,287	$8,111,268	$7,992,638	$7,907,412
Ending shares outstanding (g)	62,134,285	61,979,552	61,952,873	61,959,529	61,855,027
Ratios					
Return on average tangible shareholders' equity (a)/(b)	14.98 %	14.19 %	14.08 %	14.49 %	13.06 %
Ending tangible equity as a percent of:					
Ending tangible assets (c)/(d)	8.05 %	7.96 %	7.97 %	7.85 %	7.71 %
Risk-weighted assets (c)/(e)	9.90 %	9.73 %	9.63 %	9.51 %	9.49 %
Average tangible equity as a percent of average tangible assets (b)/(f)	8.06 %	8.01 %	7.96 %	7.83 %	7.71 %
Tangible book value per share (c)/(g)	$ 10.78	$ 10.56	$ 10.50	$ 10.26	$ 9.94

The earnings press release and accompanying presentation include certain non-GAAP ratios. These ratios include: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

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